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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 28, 2006

                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)

        Ohio                        1-16091                     34-1730488
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   (State or other                (Commission                 (I.R.S.Employer
   jurisdiction of                File Number)              Identification No.)
   incorporation)

       PolyOne Center, 33587 Walker Road, Avon Lake,            Ohio 44012
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          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (440) 930-1000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

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Item 7.01 - Regulation FD Disclosure.

On June 28, 2006, the Registrant issued a press release, furnished herewith as
Exhibit 99.1, updating its second-quarter 2006 financial outlook. The press release shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits.

   (d) Exhibits.

         Exhibit 99.1 - Press release dated June 28, 2006, furnished herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POLYONE CORPORATION

                                                By:  /s/ Michael J. Meier
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                                                     Michael J. Meier
                                                     Corporate Controller

Dated:  June 29, 2006